UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 22, 2003

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

c)	Exhibits

Exhibit No.	Description

99	Press release of First Place Financial Corp. dated July 22, 2003, announcing the declaration of a regular quarterly dividend.

Item 9.	Regulation FD Disclosure and Item 12 Disclosure of Results of Operations and Financial Condition

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 22, 2003 First Place Financial Corp. issued a press release announcing the declaration of a regular quarterly per share cash dividend of $0.14, payable on August 14, 2003 to shareholders of record as of July 31, 2003.

The information contained in the press release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: July 22, 2003	By:	/s/ STEVEN R. LEWIS
Steven R. Lewis President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99	Press release of First Place Financial Corp. dated July 22, 2003, announcing the declaration of a regular quarterly dividend.